QCR Holdings, Inc.
a relationship driven organization®

WELCOME

2013 Annual Meeting of Stockholders - May 1, 2013

James J. Brownson, Chairman

QCR Holdings, Inc.

Financial Overview

Todd A. Gipple

Executive Vice President

Chief Operating Officer

Chief Financial Officer

SEC Disclosure

Some of the information we will be providing today falls under the guidelines for forward-looking statements as defined by the SEC.

As part of these guidelines, we must point out that any statements made during this meeting that discuss our hopes, beliefs, expectations or predictions of the future are forward-looking statements, and our actual results could differ materially from those projected. Additional information on these factors is included from time to time in our 10-K and 10-Q filings which can be obtained by contacting the Company or the SEC.

QCR HOLDINGS, INC.
a relationship driven organization®

- Brief Review of Net Income and EPS Results for 2009-2012
- Recent Stock Price Performance
- A Report Card on our 2011 & 2012 Entity-Wide Strategic Initiatives

QCR Holdings, Inc.

a relationship driven organization®

Summary of Financial Results 2009-2012

	2009	2010	2011	2012
Net interest income	$50,662	$49,864	$54,145	$57,649
Non-interest income	15,547	15,406	17,462	16,621
Non-interest expense	**(46,937)**	**(48,549)**	**(50,993)**	**(52,259)**
Pre-tax pre-provision	19,272	16,721	20,614	22,011
Provision expense	**(16,976)**	**(7,464)**	**(6,616)**	**(4,371)**
Income before taxes	2,296	9,257	13,998	17,640
Income taxes	**(247)**	**(2,449)**	**(3,868)**	**(4,534)**
Net income	2,049	6,808	10,130	13,106
Less: net income attributable to non-controlling interests	277	221	438	488
Net income attributable to QCR Holdings, Inc.	$1,772	$6,587	$9,692	$12,618
Earnings Per Share (After Preferred Dividends)	**$(0.46)**	$0.53	$0.92	$1.85

QCR HOLDINGS, INC.
a relationship driven organization®

Recent Stock Price Performance 2010-2013



$19.00
$17.00
$15.00
$13.00
$11.00
$9.00
$7.00
$5.00
$16.50
$8.90
$7.14
$9.14
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013

QCR Holdings, Inc.
a relationship driven organization®

Recent Stock Price Performance 2010-2013


$19.00
$17.00
$15.00
$13.00
$11.00
$9.00
$7.00
$5.00
$8.90
$7.14
$9.14
$16.50
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
An increase of 81%

Earnings ↑
NPA's ↓
SBLF ↓
TCE ↑
Coverage ↑
Inv. Rel. ↑

QCR Holdings, Inc.
a relationship driven organization®

Entity Wide Strategic Initiatives

- Prioritization of growth in earnings and earnings per share (EPS), over growth in assets
- Preservation of capital and increasing tangible common equity (TCE) to allow for redemption of SBLF Capital without the need for a dilutive common equity raise
- Continue to maintain adequate liquidity while better utilizing same
- Continue to improve asset quality
- Deliver the financial successes associated with a "relationship driven organization" Improved Pricing/Client Penetration = Improved Margins/Earnings = Improved Stock Price = Improved Shareholder Value
- More closely align "shareholder performance" to "operating performance" utilizing enhanced Investor Relations strategies and increased transparency
- Review potential opportunities when presented, but act only on those that are immediately accretive to EPS/book value/franchise value

QCR HOLDINGS, INC.

a relationship driven organization®

Entity Wide Strategic Initiatives

- **Prioritization of growth in earnings and earnings per share (EPS), over growth in assets**

- Preservation of capital and increasing tangible common e redemption of SBLF Capital without the need for a dilutive

- Continue to maintain adequate liquidity while better utilizin

- Continue to improve asset quality

- Deliver the financial successes associated with a "relationship driven organization" Improved Pricing/Client Penetration = Improved Margins/Earnings = Improved Stock Price = Improved Shareholder Value

- More closely align "shareholder performance" to "operating performance" utilizing enhanced Investor Relations strategies and increased transparency

- Review potential opportunities when presented, but act only on those that are immediately accretive to EPS/book value/franchise value

Grew earnings by 30%, and earnings per share by 101% in 2012.

QCR
HOLDINGS, INC.
a relationship driven organization®

Entity Wide Strategic Initiatives

- Prioritization of growth in earnings and earnings per share (EPS), over growth in assets
- **Preservation of capital and increasing tangible common equity (TCE) to allow for redemption of SBLF Capital without the need for a dilutive common equity raise**
- Continue to maintain adequate liquidity while better utiliz
- Continue to improve asset quality
- Deliver the financial successes associated with a "relationship driven organization" Improved Pricing/Client Penetration = Improved Margins/Earnings = Improved Stock Price = Improved Shareholder Value
- More closely align "shareholder performance" to "operating performance" utilizing enhanced Investor Relations strategies and increased transparency
- Review potential opportunities when presented, but act only on those that are immediately accretive to EPS/book value/franchise value

Increased TCE from 3.85% to 4.02% during 2012 and redeemed $10.2MM in SBLF Capital.

QCR Holdings, Inc.

a relationship driven organization®

Entity Wide Strategic Initiatives

- Prioritization of growth in earnings and earnings per share (EPS), over growth in assets
- Preservation of capital and increasing tangible common equity (TCE) to allow for redemption of SBLF Capital without the need for a dilutive common equity raise
- **Continue to maintain adequate liquidity while better utilizing same**
- Continue to improve asset quality
- Deliver the financial successes associated with a “relati … n” Improved Pricing/Client Penetration = Improved Margin… Stock Price = Improved Shareholder Value
- More closely align “shareholder performance” to “operating performance” utilizing enhanced Investor Relations strategies and increased transparency
- Review potential opportunities when presented, but act only on those that are immediately accretive to EPS/book value/franchise value

Increased net interest income by $3.5MM, or 6.5%, in 2012

QCR Holdings, Inc.
a relationship driven organization®

Entity Wide Strategic Initiatives

- Prioritization of growth in earnings and earnings per share (EPS), over growth in assets
- Preservation of capital and increasing tangible common equity (TCE) to allow for redemption of SBLF Capital without the need for a dilutive common equity raise
- Continue to maintain adequate liquidity while better utilizing same
- **Continue to improve asset quality**
- Deliver the financial successes associated with a … nization" Improved Pricing/Client Penetration = Improved Margins/Earnings = Improved Stock Price = Improved Shareholder Value
- More closely align "shareholder performance" to "operating performance" utilizing enhanced Investor Relations strategies and increased transparency
- Review potential opportunities when presented, but act only on those that are immediately accretive to EPS/book value/franchise value

Reduced NPA's from $40.5MM to $23.7MM, or 41% since 12/31/11.

QCR HOLDINGS, INC.

a relationship driven organization®

Entity Wide Strategic Initiatives

- Prioritization of growth in earnings and earnings per share (EPS), over growth in assets
- Preservation of capital and increasing tangible commo redemption of SBLF Capital without the need for a dilut
- Continue to maintain adequate liquidity while better uti
- Continue to improve asset quality
- **Deliver the financial successes associated with a "relationship driven organization" Improved Pricing/Client Penetration = Improved Margins/Earnings = Improved Stock Price = Improved Shareholder Value**
- More closely align "shareholder performance" to "operating performance" utilizing enhanced Investor Relations strategies and increased transparency
- Review potential opportunities when presented, but act only on those that are immediately accretive to EPS/book value/franchise value

Increased the value of our stock by $7.36 per share, or 81%, since 12/31/11. Increasing the market capitalization of our company by $38.1MM.

QCR HOLDINGS, INC.
a relationship driven organization

Entity Wide Strategic Initiatives

- Prioritization of growth in earnings and earnings per share (EPS), over growth in assets

- Preservation of capital and increasing tangible common equity (TCE) to allow for redemption of SBLF Capital without the need for a dilutive common equity raise

- Continue to maintain adequate liquidity while bett

- Continue to improve asset quality

- Deliver the financial successes associated with a ” Improved Pricing/Client Penetration = Improve Stock Price = Improved Shareholder Value

Obtained analyst coverage by Raymond James, FIG Partners and Zack's Small-Cap Research, and initiated regular investor outreach.

- **More closely align “shareholder performance” to “operating performance” utilizing enhanced Investor Relations strategies and increased transparency**

- Review potential opportunities when presented, but act only on those that are immediately accretive to EPS/book value/franchise value

QCR Holdings, Inc.

a relationship driven organization®

Entity Wide Strategic Initiatives

- Prioritization of growth in earnings and earnings per share (EPS), over growth in assets
- Preservation of capital and increasing tangible common equity (TCE) to allow for redemption of SBLF Capital without the need for a dilutive common equity raise
- Continue to maintain adequate liquidity whi
- Continue to improve asset quality
- Deliver the financial successes associate ... ation" Improved Pricing/Client Penetration = Imp ... d Stock Price = Improved Shareholder Valu
- More closely align "shareholder performanc ... tilizing enhanced Investor Relations strategies and incre ... transparency
- **Review potential opportunities when presented, but act only on those that are immediately accretive to EPS/book value/franchise value**

Announced our acquisition of Community National Bank on 2/14/13 and expect to close on or around 5/13/13. Anticipating approximately 5% EPS accretion in 2014.

QCR Holdings, Inc.

a relationship driven organization®

Focus Areas for 2013

Douglas M. Hultquist,
President and Chief Executive Officer

Focus Areas for 2013

QCR Holdings, Inc.
a relationship driven organization™

1. Meet EPS expectations
2. Integration of CNB
3. Hold onto our Net Interest Margin
4. Maximize SBA/USDA gains on loan sales

Focus Areas for 2013

QCR HOLDINGS, INC.
a relationship driven organization™

5. Maximize wealth management income
6. Improve liquidity in our stock
7. Drive down efficiency ratio

Focus Areas for 2013

QCR Holdings, Inc.
a relationship driven organization™

8. Conversion of Series E preferred stock into common stock

9. Restructure holding company financing

10. Pay down Small Business Lending Preferred Stock

Our Basic Game Plan

QCR Holdings, Inc.
a relationship driven organization™

Hire the best people
supplied with the tools they need.

Clients get exceptional service by satisfied and motivated employees.

Shareholders Will Be Rewarded.

This is Community Banking!